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EXHIBIT 99.1

FIRST QUARTER 2004
Supplemental Operating and Financial Data

        This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the "10-Q") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly Summary/Acquisitions/Financing Activity	9
•	Leasing Information/Information About FFO	10
•	Key Financial Data	11
•	Same-Store Results and Analysis	12
•	Unconsolidated Joint Ventures Summary	13-15
•	Select Financial Ratios	16
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	17
	• Debt Maturities	18
	• Debt Detail	19
III. FINANCIAL INFORMATION
•	Consolidated Statements of Operations	21
•	Consolidated Balance Sheets	22
•	Consolidated Statement of Changes in Stockholders' Equity	23
•	Statements of Funds from Operations	24
•	Statements of Funds from Operations Per Diluted Share	25
•	Reconciliation of Basic-to-Diluted Shares/Units	26
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	28
•	Summary of Land Parcels	29
•	Rental Property Sales	30
V. PORTFOLIO/ LEASING STATISTICS
•	Leasing Statistics	32-34
•	Market Diversification (MSA's)	35
•	Industry Diversification (Top 30 Tenant Industries)	36
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	37
	(b) Square Footage	38
	(c) Base Rental Revenue	39
	(d) Percentage Leased	40
•	Consolidated Property Listing (by Property Type)	41-51
•	Significant Tenants (Top 50 Tenants)	52-53
•	Schedules of Lease Expirations (by Property Type)	54-59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

I. COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

I.    COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.9 billion at March 31, 2004. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 263 properties, primarily class A office and office/flex buildings, totaling approximately 28.3 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.3 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2004)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	263
Total Square Feet	28.3 million square feet
Geographic Diversity	Eight states and the District of Columbia
New Jersey Presence	15.6 million square feet
Northeast Presence	24.5 million square feet
Common Shares and Units Outstanding	74.4 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.6%
Total Market Capitalization	$4.9 billion
Insider Ownership	16.3%
Senior Debt Rating	BBB (S&P and Fitch); Baa2 (Moody's)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Board of Directors

William L. Mack, Chairman of the Board

Martin S. Berger	David S. Mack
Brendan T. Byrne	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

        Mitchell E. Hersh, Chief Executive Officer

        Timothy M. Jones, President

        Barry Lefkowitz, Executive Vice President and Chief Financial Officer

        Roger W. Thomas, Executive Vice President, General Counsel and Secretary

        Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Equity Research Coverage

Advest, Inc. Sheila K. McGrath (908) 598-1180	Green Street Advisors John Lutzius (949) 640-8780
Banc of America Securities Lee Schalop/ Dan Oppenheim (212) 847-5677/(212) 847-5733	Lehman Brothers David Shulman (212) 526-3413
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
CS First Boston Jay Habermann (212) 538-5250	Prudential Securities James Sullivan (212) 778-2515
Deutsche Bank-North America Louis Taylor (212) 250-4912	Smith Barney Citigroup Jonathan Litt/Gary Boston (212) 816-0231/(212) 816-1383
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Wachovia Securities Christopher Haley (443) 263-6773
Goldman Sachs Carey Callaghan (212) 902-4351

Company Contact Information

Mack-Cali Realty Corporation Investor Relations Department 11 Commerce Drive Cranford, New Jersey 07016-3599
Phone:	(908) 272-8000	Web:	www.mack-cali.com
Fax:	(908) 272-6755	E-mail:	investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

        Net income available to common shareholders for the first quarter 2004 equaled $26.3 million, or $0.44 per share, versus $30.0 million, or $0.52 per share, for the same quarter last year.

        Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2004 amounted to $64.9 million, or $0.87 per share, versus $69.0 million, or $0.97 per share, for the quarter ended March 31, 2003.

        Total revenues for the first quarter 2004 decreased 1.0 percent to $145.9 million as compared to $147.3 million for the same quarter last year.

        All per share amounts presented above are on a diluted basis.

        The Company had 60,401,346 shares of common stock, 10,000 shares of cumulative redeemable perpetual preferred stock, 7,789,498 common operating partnership units and 215,018 $1,000-face-value preferred operating partnership units outstanding as of March 31, 2004.

        The outstanding preferred units are convertible into 6,205,425 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 74,396,269 shares/common units outstanding at March 31, 2004.

        As of March 31, 2004, the Company had total indebtedness of approximately $1.6 billion, with a weighted average annual interest rate of 6.71 percent. Mack-Cali had a total market capitalization of $4.9 billion and a debt-to-undepreciated assets ratio of 36.6 percent at March 31, 2004. The Company had an interest coverage ratio of 3.22 times for the quarter ended March 31, 2004.

        The following is a summary of the Company's recent activity:

Acquisitions

        In April, the Company acquired 5 Wood Hollow Road, a three-story, 317,040 square-foot class A office property located in Parsippany, New Jersey. The building was purchased for approximately $34 million. The acquisition of 5 Wood Hollow Road, which is 100 percent leased to Lucent Technologies, increases the Company's holdings in Parsippany to 14 buildings totaling 2.2 million square feet.

Financing Activity

        In January, the Company through its operating partnership, sold $100 million of 10-year senior unsecured notes. The 5.125 percent notes are due February 15, 2014. The proceeds from the issuance of approximately $98.5 million were applied to the repayment of 7-percent, $300 million face amount unsecured notes at maturity on March 15, 2004.

        In March, the Company through its operating partnership, re-opened and sold an additional $100 million of 10-year 5.125 percent senior unsecured notes due February 15, 2014. The proceeds from the issuance of approximately $103.2 million were used primarily to reduce outstanding borrowings under the Company's credit facility.

        Also in March, the Company's Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the first quarter 2004, which was paid on April 19, 2004 to shareholders of record as of April 5, 2004. The Board also declared a cash dividend of $0.50 per depositary share, each representing 1/100th of a share of 8-percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share) for the period January 15, 2004 through April 14, 2004. The preferred stock dividend was paid on April 15, 2004 to shareholders of record as of April 5, 2004.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 91.1 percent leased at March 31, 2004, compared to 91.5 percent leased at December 31, 2003.

        For the quarter ended March 31, 2004, the Company executed 151 leases totaling 727,337 square feet, consisting of 563,319 square feet of office space, 147,118 square feet of office/flex space, 7,600 square feet of industrial/warehouse space and 9,300 square feet at one of the Company's stand-alone retail properties. Of these totals, 274,343 square feet were for new leases and 452,994 square feet were for lease renewals and other tenant retention transactions.

        Highlights of the quarter's leasing transactions included:

  •
  Deloitte & Touche USA, LLP renewed its lease for 88,170 square feet for three years at Two Hilton Court in Parsippany, New Jersey. The 181,592 square-foot class A office building, which is located in the Mack-Cali Business Campus, is 89.8 percent leased.

  •
  AFP Imaging Corporation, a manufacturer of medical and veterinary x-ray equipment, signed a one-year renewal for 47,735 square feet at 250 Clearbrook Road in Elmsford, New York. The 155,000 square-foot office/flex building is located in the Cross Westchester Executive Park and is 94.5 percent leased.

  •
  CPG Partners, LP, an affiliate of Chelsea Property Group, Inc., signed a new, 10-year lease for 43,589 square feet at 105 Eisenhower Parkway in Roseland, New Jersey. The 220,000 square-foot class A office property, which is located in the Eisenhower/280 Corporate Center, is 83.4 percent leased.

  •
  Greater New York Mutual Insurance Company, a property and casualty insurer, renewed its lease for 100 percent of the 40,000 square-foot office building located at 377 Summerhill Road in East Brunswick, New Jersey for five years.

  •
  Allstate Insurance Company executed a five-year renewal of its lease for 25,497 square feet at 224 Strawbridge Drive in Moorestown, New Jersey. The 74,000 square-foot class A office building is 100 percent leased.

  •
  PNC Bank N.A. renewed its lease for 23,337 square feet at 1000 Westlakes Drive for seven years. The 60,696 square-foot class A office building is located in the Westlakes Office Park in Berwyn, Pennsylvania and is 87.3 percent leased.

        Additionally, during the quarter and more recently, the Company executed leases totaling 38,247 square feet with several smaller-space users at Harborside Plaza 5 in Jersey City, New Jersey bringing the building to 64.1 percent leased.

Information About FFO

        Funds from operations ("FFO") is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"). A reconciliation of net income per share to FFO per share is included in the financial tables on page 25.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Key Financial Data

	As of or for the three months ended
	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Shares and Units:
Common Shares Outstanding	60,401,346	59,420,484	58,182,631	58,011,329	57,592,309
Common Units Outstanding(a)	13,994,923	14,000,923	14,013,564	14,018,563	14,042,537
Combined Shares and Units	74,396,269	73,421,407	72,196,195	72,029,892	71,634,846
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic(b)	67,594,169	66,051,264	65,668,258	65,330,939	65,040,080
Weighted Average- Diluted(c)	74,493,146	73,002,872	72,465,396	71,980,343	71,376,595
Common Share Price ($'s):
At the end of the period	44.91	41.62	39.20	36.38	30.97
High during period	45.00	41.96	39.21	36.50	31.38
Low during period	39.07	36.86	35.35	30.41	27.35
Market Capitalization:
($'s in thousands, except ratios)
Market Value of Equity(d)	3,366,136	3,080,799	2,855,091	2,645,447	2,243,531
Total Debt	1,559,769	1,628,584	1,630,930	1,727,635	1,755,992
Total Market Capitalization	4,925,905	4,709,383	4,486,021	4,373,082	3,999,523
Total Debt/ Total Market Capitalization	31.66%	34.58%	36.36%	39.51%	43.91%
Financials:
($'s in thousands, except ratios and per share amounts)
Total Assets	3,694,491	3,749,570	3,711,515	3,794,873	3,809,480
Gross Book Value of Real Estate Assets	3,970,656	3,954,632	3,941,814	3,897,327	3,876,959
Total Liabilities	1,706,081	1,779,983	1,777,015	1,881,724	1,904,422
Total Minority Interests	426,462	428,099	429,791	428,045	429,155
Total Stockholders' Equity	1,561,948	1,541,488	1,504,709	1,485,104	1,475,903
Total Revenues	145,895	147,603	146,671	144,659	147,313
Capitalized Interest	914	905	1,717	2,336	2,328
Scheduled Principal Payments	1,178	2,346	1,705	1,444	1,345
Interest Coverage Ratio	3.22	3.28	3.41	3.46	3.34
Fixed Charge Coverage Ratio	2.63	2.57	2.66	2.67	2.65
Net Income	26,823	27,920	50,892	34,260	29,981
Net Income Available to Common Shareholders	26,323	27,420	50,392	33,588	29,981
Earnings per Share—diluted	0.44	0.47	0.84	0.58	0.52
FFO per Share—diluted(e)	0.87	0.91	0.96	0.98	0.97
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted(e)	72.26%	69.15%	65.61%	64.16%	65.20%
Portfolio Size:
Properties	263	263	265	263	264
Total Square Footage	28,257,543	28,257,543	28,505,696	28,883,862	29,157,056
Sq. Ft. Leased at End of Period(f)	91.1%	91.5%	90.7%	92.2%	92.4%

(a)
Includes preferred units on a converted basis into common units.

(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)
Funds from Operations ("FFO") is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 10.

(f)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,
			Change	% Change
	2004	2003
Total Property Revenues	$142,854	$142,835	$19	0.0

Real Estate Taxes	16,744	15,781	963	6.1
Utilities	11,437	10,771	666	6.2
Operating Services	17,660	18,914	(1,254)	(6.6)

Total Property Expenses:	45,841	45,466	375	0.8
GAAP Net Operating Income	97,013	97,369	(356)	(0.4)
Less: straight-lining of rents adj.	3,032	2,370	662	27.9

Net Operating Income	$93,981	$94,999	$(1,018)	(1.1)

Percentage Leased at Period End	91.1%	91.0%

Total Properties:	253
Total Square Footage:	26,754,617

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	59.9%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	52.3%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	72.4%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	94.5%	364,384	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	50.4%	232,000	50.0%
Mixed-Use:
HPMC	Pacific Plaza Phase II (a)	1	Daly City, CA	100.0%	100,740	32.5%
Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (b)	n/a	East Rutherford, NJ	n/a	n/a	20.0%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%
Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	—	Jersey City, NJ	n/a	n/a	50.0%

(a)
Property consists of a three-story theater and retail complex.

(b)
The venture is developing a family entertainment and recreation complex with an office and hotel component to be built at the Meadowlands sports complex in East Rutherford, New Jersey ("Meadowlands Xanadu"). Meadowlands Xanadu's approximately 4.76 million-square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children's activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2004 and December 31, 2003:

	March 31, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total
Assets:
Rental property, net	$154,026	—	$7,045	—	$13,054	$13,126	$35,998	$83,870	$307,119
Other assets	174	$13,388	3,557	—	1,620	690	581	9,577	29,587

Total assets	$154,200	$13,388	$10,602	—	$14,674	$13,816	$36,579	$93,447	$336,706

Liabilities and partners'/ members' capital (deficit):
Mortgages and loans payable	—	—	$41,229	—	—	$14,936	—	$50,294	$106,459
Other liabilities	$3,066	$65	1,047	—	$1,404	36	$336	2,457	8,411
Partners'/members' capital (deficit)	151,134	13,323	(31,674)	—	13,270	(1,156)	36,243	40,696	221,836

Total liabilities and partners'/ members' capital (deficit)	$154,200	$13,388	$10,602	—	$14,674	$13,816	$36,579	$93,447	$336,706

Company's net investment in unconsolidated joint ventures, net	$3,302	$13,329	$6,657	—	$6,556	—	$7,688	$22,891	$60,423

	December 31, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total
Assets:
Rental property, net	$143,877	—	$7,207	—	$13,196	$13,262	$36,058	$85,488	$299,088
Other assets	1,534	$13,598	3,091	—	3,307	548	336	11,065	33,479

Total assets	$145,411	$13,598	$10,298	—	$16,503	$13,810	$36,394	$96,553	$332,567

Liabilities and partners'/ member's capital (deficit):
Mortgages and loans payable	—	—	$41,563	—	—	$14,936	—	$73,175	$129,674
Other liabilities	$1,571	$44	868	—	$1,472	88	$712	2,788	7,543
Partners'/members' capital (deficit)	143,840	13,554	(32,133)	—	15,031	(1,214)	35,682	20,590	195,350

Total liabilities and partners'/ member's capital (deficit)	$145,411	$13,598	$10,298	—	$16,503	$13,810	$36,394	$96,553	$332,567

Company's net investment in unconsolidated joint ventures, net	$1,073	$12,808	$6,427	—	$7,437	—	$7,575	$13,304	$48,624

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2004 and 2003:

	Three Months Ended March 31, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$75	$1,926	—	$65	$104	$776	$5,710	—	$8,656
Operating and other expenses	—	(166)	(901)	—	(48)	(251)	(576)	(4,154)	—	(6,096)
Depreciation and amortization	—	—	(279)	—	(154)	(139)	(244)	(1,546)	—	(2,362)
Interest expense	—	—	(287)	—	—	(107)	—	(551)	—	(945)

Net income (loss)	—	$(91)	$459	—	$(137)	$(393)	$(44)	$(541)	—	$(747)

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$521	$229	—	$(69)	$(225)	$(9)	$(270)	$(20)	$157

	Three Months Ended March 31, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$26	$3,360	$6,045	—	$68	$986	$3,742	—	$14,227
Operating and other expenses	—	(51)	(968)	(990)	—	(268)	(957)	(3,299)	—	(6,533)
Depreciation and amortization	—	—	(412)	(857)	—	(139)	(244)	(1,548)	—	(3,200)
Interest expense	—	—	(451)	—	—	(119)	—	(804)	—	(1,374)

Net income (loss)	—	$(25)	$1,529	$4,198	—	$(458)	$(215)	$(1,909)	—	$3,120

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$85	$641	$4,205	—	$(1,232)	$(15)	$(1,304)	$(286)	$2,094

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Select Financial Ratios

	March 31,
Ratios Computed For Industry Comparisons:	2003	2004
Financial Position Ratios:
Total Debt/ Total Book	42.22%	46.10%
Capitalization
(Book value) (%)
Total Debt/ Total Market	31.66%	43.91%
Capitalization
(Market value) (%)
Total Debt/ Total Undepreciated	36.55%	41.04%
Assets (%)
Secured Debt/ Total Undepreciated	11.70%	13.39%
Assets (%)
	Three Months Ended March 31,
	2004	2003
Operational Ratios:
Interest Coverage	3.22	3.34
(Funds from Operations+Interest Expense)/Interest Expense (x)
Debt Service Coverage	3.10	3.19
(Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)
Fixed Charge Coverage	2.63	2.65
(Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)
FFO Payout	72.26%	65.20%
(Dividends Declared/Funds from Operations) (%)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Debt Analysis
(as of March 31, 2004)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate(a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,030,503	66.07%	6.80%	7.34
Fixed Rate Secured Debt	467,088	29.95%	7.16%	2.01
Variable Rate Unsecured Debt	30,000	1.92%	1.79%	1.49
Variable Rate Secured Debt	32,178	2.06%	1.83%	4.83

Totals/Weighted Average:	$1,559,769	100.00%	6.71%	5.58

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments(a)
2004	$6,491	$9,863	$16,354	8.53%
2005	7,747	283,249	290,996	6.58%
2006	1,231	144,642	145,873	7.36%
2007	1,114	9,364	10,478	6.96%
2008	1,105	—	1,105	5.96%
Thereafter	5,258	1,098,320	1,103,578	6.64%

Sub-total	22,946	1,545,438	1,568,384	6.71%
Adjustment for unamortized debt discount/premium, net, as of March 31, 2004	(8,615)	—	(8,615)	—

Totals/Weighted Average:	$14,331	$1,545,438	$1,559,769	6.71%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of March 31, 2004 of 1.14 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Debt Maturities
(dollars in thousands)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	TOTALS
Secured Debt:
400 Chestnut Ridge	$9,863											$9,863
Mack-Cali Centre VI		$35,000										35,000
Prudential Portfolio		150,000										150,000
Mack-Cali Bridgewater I		23,000										23,000
Mack-Cali Woodbridge II		17,500										17,500
Mack-Cali Short Hills		22,089										22,089
500 West Putnam Ave		5,660										5,660
Harborside Financial Center— Plazas 2 & 3			$144,642									144,642
Mack-Cali Airport				$9,364								9,364
Kemble Plaza I						$32,178						32,178
2200 Renaissance Boulevard									$15,234			15,234
Soundview Plaza										$14,889		14,889

Total Secured Debt:	$9,863	$253,249	$144,642	$9,364	$—	$32,178	$—	$—	$15,234	$14,889	$—	$479,419

Unsecured Debt:
Unsecured credit facility		$30,000										$30,000
7.250% unsecured notes due 3/09						$300,000						300,000
7.835% unsecured notes due 12/10							$15,000					15,000
7.750% unsecured notes due 2/11								$300,000				300,000
6.150% unsecured notes due 12/12									$94,914			94,914
5.820% unsecured notes due 3/13										$26,105		26,105
4.600% unsecured notes due 6/13										100,000		100,000
5.125% unsecured notes due 2/14											$200,000	200,000

Total Unsecured Debt:	$—	$30,000	$—	$—	$—	$300,000	$15,000	$300,000	$94,914	$126,105	$200,000	$1,066,019

Total Debt:	$9,863	$283,249	$144,642	$9,364	$—	$332,178	$15,000	$300,000	$110,148	$140,994	$200,000	$1,545,438

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Debt Detail
(dollars in thousands)

			Principal Balance at
		Effective Interest Rate
Property Name	Lender		March 31, 2004	December 31, 2003	Date of Maturity
Senior Unsecured Notes:(a)
7.000%, $300,000 Face Amount Notes	public debt	7.270%	—	$299,983	03/15/04
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$298,835	298,777	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,819	298,775	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	90,629	90,506	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,116	25,089	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,737	99,729	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	202,367	—	02/15/14

Total Senior Unsecured Notes:			$1,030,503	$1,127,859

Revolving Credit Facilities:
Unsecured Facility(b)	15 Lenders	LIBOR+ 0.700%	$30,000	—	09/27/05

Total Revolving Credit Facilities:			$30,000	—

Property Mortgages:(c)
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	$10,172	$10,374	07/01/04
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	35,000	35,000	04/01/05
Various (d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	23,450	23,592	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	7,254	7,495	10/10/05
Harborside—Plazas 2 and 3	Northwestern/Principal	7.366%	152,873	153,603	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,998	10,030	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09
2200 Renaissance Boulevard	TIAA	5.888%	18,748	18,800	12/01/12
Soundview Plaza	TIAA	6.015%	19,093	19,153	01/01/13

Total Property Mortgages:			$499,266	$500,725

Total Debt:			$1,559,769	$1,628,584

  (a)
  Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

  (b)
  Total borrowing capacity under this facility is $600.0 million.

  (c)
  Effective interest rate for mortgages and loans payable reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

  (d)
  The Company has the option to convert the mortgage loan, which is secured by 11 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2004	2003
Revenues
Base rents	$126,595	$125,651
Escalations and recoveries from tenants	15,640	15,825
Parking and other	3,660	5,837

Total revenues	145,895	147,313

Expenses
Real estate taxes	16,893	15,848
Utilities	11,500	10,799
Operating services	18,194	20,069
General and administrative	6,444	6,753
Depreciation and amortization	31,123	29,045
Interest expense	29,196	29,511
Interest income	(720)	(327)
Loss on early retirement of debt, net	—	1,402

Total expenses	112,630	113,100

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	33,265	34,213
Minority interest in Operating Partnership	(7,236)	(7,563)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	157	2,094
Gain on sale of investment in unconsolidated joint venture (net of minority interest)	637	—

Income from continuing operations	26,823	28,744
Discontinued operations (net of minority interest):
Income from discontinued operations	—	72
Realized gain on disposition of rental property	—	1,165

Total discontinued operations, net	—	1,237

Net income	26,823	29,981
Preferred stock dividends	(500)	—

Net income available to common shareholders	$26,323	$29,981

Basic earnings per common share:
Income from continuing operations	$0.44	$0.51
Discontinued operations	—	0.01

Net income available to common shareholders	$0.44	$0.52

Diluted earnings per common share:
Income from continuing operations	$0.44	$0.51
Discontinued operations	—	0.01

Net income available to common shareholders	$0.44	$0.52

Dividends declared per common share	$0.63	$0.63

Basic weighted average shares outstanding	59,800	57,228

Diluted weighted average shares outstanding	68,288	65,146

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

Assets	March 31, 2004 (unaudited)	December 31, 2003
Rental property
Land and leasehold interests	$553,403	$552,287
Buildings and improvements	3,176,528	3,176,236
Tenant improvements	233,035	218,493
Furniture, fixtures and equipment	7,690	7,616

	3,970,656	3,954,632
Less—accumulated depreciation and amortization	(572,984)	(546,007)

Net investment in rental property	3,397,672	3,408,625
Cash and cash equivalents	10,975	78,375
Investments in unconsolidated joint ventures, net	60,423	48,624
Unbilled rents receivable, net	77,645	74,608
Deferred charges and other assets, net	136,561	126,791
Restricted cash	7,796	8,089
Accounts receivable, net of allowance for doubtful accounts of $1,293 and $1,392	3,419	4,458

Total assets	$3,694,491	$3,749,570

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,030,503	$1,127,859
Revolving credit facilities	30,000	—
Mortgages and loans payable	499,266	500,725
Dividends and distributions payable	47,453	46,873
Accounts payable and accrued expenses	44,816	41,423
Rents received in advance and security deposits	42,715	40,099
Accrued interest payable	11,328	23,004

Total liabilities	1,706,081	1,779,983

Minority interest in Operating Partnership	426,462	428,099

Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 60,401,346 and 59,420,484 shares outstanding	604	594
Additional paid-in capital	1,629,494	1,597,785
Dividends in excess of net earnings	(86,534)	(74,721)
Unamortized stock compensation	(6,616)	(7,170)

Total stockholders' equity	1,561,948	1,541,488

Total liabilities and stockholders' equity	$3,694,491	$3,749,570

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the three months ended March 31, 2004
(in thousands) (unaudited)

	Preferred Stock		Common Stock
					Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
	Shares	Amount	Shares	Par Value
Balance at January 1, 2004	10	$25,000	59,420	$594	$1,597,785	$(74,721)	$(7,170)	$1,541,488
Net income	—	—	—	—	—	26,823	—	26,823
Preferred stock dividends	—	—	—	—	—	(500)	—	(500)
Common stock dividends	—	—	—	—	—	(38,136)	—	(38,136)
Redemption of common units for shares of common stock	—	—	6	—	160	—	—	160
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	3	—	131	—	—	131
Proceeds from stock options exercised	—	—	884	9	28,274	—	—	28,283
Proceeds from stock warrants exercised	—	—	87	1	2,862	—	—	2,863
Stock options expense	—	—	—	—	49	—	—	49
Deferred compensation plan for directors	—	—	—	—	65	—	—	65
Issuance of Restricted Stock Awards	—	—	1	—	40	—	(40)	—
Amortization of stock compensation	—	—	—	—	—	—	722	722
Adjustment to fair value of Restricted Stock Awards	—	—	—	—	128	—	(128)	—

Balance at March 31, 2004	10	$25,000	60,401	$604	$1,629,494	$(86,534)	$(6,616)	$1,561,948

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended March 31,
	2004	2003
Net income available to common shareholders	$26,323	$29,981
Add: Minority interest in Operating Partnership	7,236	7,563
Minority interest in equity in earnings of unconsolidated joint ventures	20	286
Minority interest in gain on sale of investment in unconsolidated joint venture	83	—
Minority interest in discontinued operations	—	169
Real estate-related depreciation and amortization on continuing operations(a)	32,007	32,085
Real estate-related depreciation and amortization on discontinued operations	—	212
Deduct: Gain on sale of investment in unconsolidated joint venture	(720)	—
Discontinued operations—realized gain on disposition of rental property	—	(1,324)

Funds from operations available to common shareholders(b)	$64,949	$68,972

Diluted weighted average shares/units outstanding(c)	74,493	71,377
Funds from operations per share/unit—diluted	$0.87	$0.97
Dividend declared per common share	$0.63	$0.63
Dividend payout ratios:
Funds from operations—diluted	72.26%	65.20%
Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$917	$997
Tenant improvements and leasing commissions	$12,167	$8,959
Straight-line rent adjustments(d)	$3,191	$3,410

(a)
Includes the Company's share from unconsolidated joint ventures of $1,039 and $3,170 for the three months ended March 31, 2004 and 2003, respectively.

(b)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 10.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,999 shares and 14,043 shares for the three months ended March 31, 2004 and 2003, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 26.

(d)
Includes the Company's share from unconsolidated joint ventures of $143 and $1,004 for the three months ended March 31, 2004 and 2003, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,
	2004	2003
Net income available to common shareholders	$0.44	$0.52
Add: Real estate-related depreciation and amortization on continuing operations(a)	0.43	0.45
Real estate-related depreciation and amortization on discontinued operations	—	0.01
Deduct: Gain on sale of investment in unconsolidated joint venture	(0.01)	—
Discontinued operations — realized gain on disposition of rental property	—	(0.02)
Rounding adjustment	0.01	0.01
Funds from operations available to common shareholders(b)	$0.87	$0.97

Diluted weighted average shares/units outstanding(c)	74,493	71,377

(a)
Includes the Company's share from unconsolidated joint ventures of $0.01 and $0.04 for the three months ended March 31, 2004 and 2003, respectively.

(b)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 10.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,999 shares and 14,043 shares for the three months ended March 31, 2004 and 2003, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended March 31,
	2004	2003
Basic weighted average shares outstanding:	59,800	57,228
Add: Weighted average common units	7,794	7,812

Basic weighted average shares/units:	67,594	65,040
Add: Weighted average preferred units (after conversion to common units)	6,205	6,231
Stock options	672	106
Stock warrants	22	—

Diluted weighted average shares/units outstanding:	74,493	71,377

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

 IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the three months ended March 31, 2004

No Activity.

For the year ended December 31, 2003

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
9/12/03	4 Sentry Parkway	Blue Bell, Montgomery County, PA	1	63,930	$10,432
9/23/03	14 Commerce Drive	Cranford, Union County, NJ	1	67,189	8,387

Total Office Property Acquisitions:			2	131,119	18,819

Office/Flex:
8/19/03	3 Odell Plaza	Yonkers, Westchester County, NY	1	71,065	6,100

Total Property Acquisitions:			3	202,184	$24,919

  (a)
  Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2003.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C.(a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center(b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Elmsford Distribution Center(c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road(a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park(c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II(c)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III(d)	Daly City	CA	2.5	270,000	Office

Total:			315.3	8,252,250

  (a)
  Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.

  (b)
  In addition, there are 21 acres of riparian property.

  (c)
  Mack-Cali holds an option to purchase this land.

  (d)
  Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Rental Property Sales
(dollars in thousands)

For the three months ended March 31, 2004

No Activity.

For the year ended December 31, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,469	$4,145	$1,324
10/31/03	111 Soledad	San Antonio, Bexar County, TX	1	248,153	10,782	10,538	244

Total Office Property Sales:			2	351,842	$16,251	$14,683	$1,568

Land:
11/19/03	Home Depot	Hamilton Township, Mercer County, NJ	1	27.7 acres	2,471	498	1,973

Total Property Sales:			3	351,842	$18,722	$15,181	$3,541

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2004)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/03	Leased Sq. Ft. Acquired/ Sold(a)	Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/04(c)	Pct. Leased 3/31/04	Pct. Leased 12/31/03
Northeast
Northern NJ	10,077,784	—	(271,576)	263,433	(8,143)	10,069,641	91.2%	91.3%
Central NJ	2,777,279	—	(131,037)	108,517	(22,520)	2,754,759	91.5%	92.2%
Westchester Co., NY	4,617,800	—	(159,155)	168,901	9,746	4,627,546	95.1%	94.9%
Sub. Philadelphia	3,113,865	—	(101,001)	115,901	14,900	3,128,765	89.4%	89.0%
Fairfield, CT	781,306	—	(21,682)	12,566	(9,116)	772,190	90.6%	91.7%
Washington, DC/MD	444,273	—	—	1,326	1,326	445,599	98.9%	98.6%
Dutchess/Nassau/Rockland Co., NY	570,868	—	(6,942)	4,376	(2,566)	568,302	96.1%	96.5%

Total Northeast	22,383,175	—	(691,393)	675,020	(16,373)	22,366,802	92.0%	92.1%

Southwest/West
Texas	511,567	—	(103,127)	11,113	(92,014)	419,553	65.9%	80.3%
Colorado	1,336,157	—	(20,555)	29,325	8,770	1,344,927	85.9%	85.4%
San Francisco	440,061	—	(13,350)	11,879	(1,471)	438,590	97.3%	97.6%

Total Southwest/West	2,287,785	—	(137,032)	52,317	(84,715)	2,203,070	83.0%	86.2%

Company Totals	24,670,960	—	(828,425)	727,337	(101,088)	24,569,872	91.1%	91.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	26,956,801
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	—

Total sq. ft. as of March 31, 2004	26,956,801

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Includes leases expiring March 31, 2004 aggregating 31,291 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Leasing Statistics
(For the three months ended March 31, 2004)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

					Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent(b)	Leasing Costs Per Sq. Ft. Per Year(c)
Detail by Region/Market		# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases
Region/Market	Property Type
Northeast
Northern NJ	Office	31	252,916	119,159	133,757	5.5	25.27	2.08
	Office/Flex	2	10,517	3,534	6,983	6.7	18.00	2.84
Central NJ	Office	17	106,492	38,160	68,332	4.7	20.37	2.06
	Office/Flex	1	2,025	2,025	—	3.0	16.70	1.50
Westchester Co., NY	Office	27	67,291	24,348	42,943	4.6	23.60	2.20
	Office/Flex	12	84,710	16,045	68,665	1.9	12.69	1.16
	Industrial/Warehouse	1	7,600	7,600	—	6.9	12.35	1.03
	Retail	1	9,300	—	9,300	5.0	34.79	1.25
Sub. Philadelphia	Office	8	68,810	15,221	53,589	5.9	23.38	1.51
	Office/Flex	3	47,091	25,446	21,645	4.5	7.47	1.02
Fairfield, CT	Office	4	9,791	1,355	8,436	2.8	23.54	2.13
	Office/Flex	1	2,775	—	2,775	5.0	18.30	1.20
Washington, DC/MD	Office	1	1,326	—	1,326	8.9	43.70	3.21
Dutchess/Nassau/Rockland Co., NY	Office	2	4,376	2,867	1,509	4.4	24.02	1.42

Total Northeast		111	675,020	255,760	419,260	4.8	21.14	2.09

Southwest/West
Texas	Office	5	11,113	9,231	1,882	3.7	15.58	3.80
Colorado	Office	8	29,325	7,810	21,515	4.1	12.63	2.41
San Francisco	Office	27	11,879	1,542	10,337	2.8	27.37	3.54

Total Southwest/West		40	52,317	18,583	33,734	3.7	16.61	2.90

Company Totals		151	727,337	274,343	452,994	4.7	20.81	2.14

Detail by Property Type
	Office	130	563,319	219,693	343,626	5.1	23.11	2.35
	Office/Flex	19	147,118	47,050	100,068	3.1	11.56	1.36
	Industrial/Warehouse	1	7,600	7,600	—	6.9	12.35	1.03
	Retail	1	9,300	—	9,300	5.0	34.79	1.25

Company Totals		151	727,337	274,343	452,994	4.7	20.81	2.14

Tenant Retention:	Leases Retained	62.3%
	Sq. Ft. Retained	54.7%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $3,981,735 and commissions of $1,946,849 committed, but not necessarily expended, during the period for second generation space aggregating 653,421 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Leasing Statistics
(For the three months ended March 31, 2004)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			Leasing Activity
		Leased Sq. Ft. Acquired/ Sold(a)
State	Sq. Ft. Leased 12/31/03		Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/04	Pct. Leased 3/31/04	Pct. Leased 12/31/03
New York	17,000	—	—	100,000	100,000	117,000	50.4%	7.3%
Texas	183,741	—	(2,510)	8,433	5,923	189,664	63.6%	61.7%
California	681,568	—	(106,912)	53,456	(53,456)	628,112	81.5%	88.4%

Totals	882,309	—	(109,422)	161,889	52,467	934,776	71.9%	67.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	1,300,742
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	—

Total sq. ft. as of March 31, 2004	1,300,742

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent ($)	Leasing Costs Per Sq. Ft. Per Year ($)(d)
New York	2	100,000	100,000	—	3.5	11.82	2.26
Texas	3	8,433	2,777	5,656	5.4	14.66	3.38
California	1	53,456	—	53,456	15.0	25.68	3.03

Totals	6	161,889	102,777	59,112	7.4	16.55	2.82

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $2,074,384 and commissions of $1,295,847 committed, but not necessarily expended, during the period for second generation space aggregating 161,889 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($)(a)(b)(c)	Percentage of Company Annualized Base Rental Revenue(%)	Total Property Size Rentable Area(c)	Percentage of Rentable Area(%)
Newark, NJ (Essex-Morris-Union Counties)	90,456,772	18.0	4,309,519	16.1
New York, NY (Westchester-Rockland Counties)	89,863,914	17.9	5,044,088	18.7
Bergen-Passaic, NJ	88,544,792	17.6	4,530,091	16.8
Jersey City, NJ	67,812,196	13.5	3,071,695	11.4
Philadelphia, PA-NJ	49,727,384	9.9	3,417,953	12.7
Trenton, NJ (Mercer County)	15,827,760	3.2	767,365	2.8
Denver, CO	14,618,454	2.9	1,084,945	4.0
Middlesex-Somerset-Hunterdon, NJ	13,949,904	2.8	791,051	2.9
Stamford-Norwalk, CT	13,643,799	2.7	706,510	2.6
Washington, DC-MD-VA	13,531,292	2.7	450,549	1.7
San Francisco, CA	11,883,286	2.4	450,891	1.7
Monmouth-Ocean, NJ	7,623,765	1.5	577,423	2.1
Nassau-Suffolk, NY	6,373,398	1.3	292,849	1.1
Dallas, TX	4,757,820	0.9	449,594	1.7
Bridgeport, CT	2,807,964	0.6	145,487	0.5
San Antonio, TX	2,369,031	0.5	187,312	0.7
Dutchess County, NY	2,210,026	0.4	118,727	0.4
Colorado Springs, CO	2,047,777	0.4	209,987	0.8
Boulder-Longmont, CO	1,908,259	0.4	270,421	1.0
Atlantic-Cape May, NJ	1,862,601	0.4	80,344	0.3

Totals	501,820,194	100.0	26,956,801	100.0

(a)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases expiring March 31, 2004 aggregating 31,291 square feet and representing annualized rent of $826,812 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification(a)	Annualized Base Rental Revenue ($)(b)(c)(d)	Percentage of Company Annualized Base Rental Revenue(%)	Percentage of Square Feet Leased (c)(d)	Total Company Leased Sq. Ft.(%)
Securities, Commodity Contracts & Other Financial	74,734,708	14.8	2,721,727	11.3
Manufacturing	49,485,539	9.8	2,546,313	10.5
Insurance Carriers & Related Activities	30,926,873	6.1	1,459,887	6.0
Telecommunications	28,659,016	5.6	1,378,255	5.7
Computer System Design Services	28,071,652	5.6	1,427,790	5.9
Credit Intermediation & Related Activities	25,355,696	5.1	1,299,127	5.4
Legal Services	24,720,151	4.9	923,794	3.8
Health Care & Social Assistance	21,428,415	4.3	1,076,056	4.5
Wholesale Trade	19,382,895	3.9	1,314,155	5.4
Scientific Research/Development	19,004,795	3.8	927,389	3.8
Retail Trade	16,393,423	3.3	936,198	3.9
Accounting/Tax Preparation	16,064,110	3.2	671,598	2.8
Other Professional	14,225,141	2.8	687,439	2.8
Publishing Industries	13,938,233	2.8	599,675	2.5
Information Services	11,515,487	2.3	514,647	2.1
Architectural/Engineering	9,668,124	1.9	437,372	1.8
Advertising/Related Services	9,361,930	1.9	392,908	1.6
Other Services (except Public Administration)	9,190,668	1.8	588,131	2.4
Arts, Entertainment & Recreation	9,136,998	1.8	618,902	2.6
Real Estate & Rental & Leasing	8,828,680	1.8	479,258	2.0
Transportation	5,957,582	1.2	331,043	1.4
Management of Companies & Finance	5,784,287	1.2	267,717	1.1
Data Processing Services	5,676,019	1.1	232,129	1.0
Construction	5,362,890	1.1	286,696	1.2
Utilities	5,178,696	1.0	270,413	1.1
Public Administration	4,979,610	1.0	221,774	0.9
Educational Services	4,878,273	1.0	259,013	1.1
Admin & Support, Waste Mgt. & Remediation Services	3,788,671	0.8	260,979	1.1
Management/Scientific	3,504,033	0.7	169,662	0.7
Specialized Design Services	3,353,802	0.7	229,230	0.9
Other	13,263,797	2.7	636,266	2.7

Totals	501,820,194	100.0	24,165,543	100.0

(a)
The Company's tenants are classified according to the U.S. Government's North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)
Includes leases expiring March 31, 2004 aggregating 31,291 square feet and representing annualized rent of $826,812 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Consolidated Portfolio Analysis(a)
(as of March 31, 2004)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	77	30.1%	50	19.5%	—	—	—	—	—	—	127	49.6%
New York	24	9.4%	41	16.0%	6	2.3%	2	0.8%	2	0.8%	75	29.3%
Pennsylvania	17	6.5%	—	—	—	—	—	—	—	—	17	6.5%
Connecticut	4	1.6%	5	2.0%	—	—	—	—	—	—	9	3.6%
Wash., D.C./ Maryland	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%

Sub-total Northeast:	125	48.8%	96	37.5%	6	2.3%	2	0.8%	2	0.8%	231	90.2%

Texas	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.8%	—	—	—	—	—	—	—	—	20	7.8%

TOTALS By Type:	150	58.6%	96	37.5%	6	2.3%	2	0.8%	2	0.8%	256	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Consolidated Portfolio Analysis(a)
(as of March 31, 2004)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	13,367,955	49.7%	2,277,531	8.4%	—	—	—	—	15,645,486	58.1%
New York	2,702,152	10.0%	2,348,812	8.7%	387,400	1.4%	17,300	0.1%	5,455,664	20.2%
Pennsylvania	1,899,955	7.0%	—	—	—	—	—	—	1,899,955	7.0%
Connecticut	578,997	2.1%	273,000	1.0%	—	—	—	—	851,997	3.1%
Wash., D.C./ Maryland	450,549	1.7%	—	—	—	—	—	—	450,549	1.7%

Sub-total Northeast	18,999,608	70.5%	4,899,343	18.1%	387,400	1.4%	17,300	0.1%	24,303,651	90.1%

Texas	636,906	2.4%	—	—	—	—	—	—	636,906	2.4%
California	450,891	1.7%	—	—	—	—	—	—	450,891	1.7%
Colorado	1,565,353	5.8%	—	—	—	—	—	—	1,565,353	5.8%

TOTALS By Type:	21,652,758	80.4%	4,899,343	18.1%	387,400	1.4%	17,300	0.1%	26,956,801	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Consolidated Portfolio Analysis(a)
(Year ended March 31, 2004)

Breakdown by Base Rental Revenue(b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	279,253	55.1%	19,134	3.8%	—	—	—	—	—	—	298,387	58.9%
New York	59,140	11.7%	33,463	6.5%	3,936	0.7%	254	0.1%	250	0.1%	97,043	19.1%
Pennsylvania	38,998	7.7%	—	—	—	—	—	—	—	—	38,998	7.7%
Connecticut	12,705	2.5%	3,854	0.8%	—	—	—	—	—	—	16,559	3.3%
Wash., D.C./ Maryland	14,384	2.8%	—	—	—	—	—	—	—	—	14,384	2.8%
Sub-total Northeast:	404,480	79.8%	56,451	11.1%	3,936	0.7%	254	0.1%	250	0.1%	465,371	91.8%

Texas	7,651	1.5%	—	—	—	—	—	—	—	—	7,651	1.5%
California	15,089	3.0%	—	—	—	—	—	—	—	—	15,089	3.0%
Colorado	18,817	3.7%	—	—	—	—	—	—	—	—	18,817	3.7%

TOTALS By Type:	446,037	88.0%	56,451	11.1%	3,936	0.7%	254	0.1%	250	0.1%	506,928	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the 12 months ended March 31, 2004, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Consolidated Portfolio Analysis(a)(b)
(as of March 31, 2004)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.1%	94.1%	—	—	91.5%
New York	93.8%	96.2%	99.3%	100.0%	95.2%
Pennsylvania	85.9%	—	—	—	85.9%
Connecticut	86.2%	100.0%	—	—	90.6%
Washington, D.C./ Maryland	98.9%	—	—	—	98.9%

Sub-total Northeast	91.0%	95.4%	99.3%	100.0%	92.0%

Texas	65.9%	—	—	—	65.9%
California	97.3%	—	—	—	97.3%
Colorado	85.9%	—	—	—	85.9%

WEIGHTED AVG. By Type:	90.0%	95.4%	99.3%	100.0%	91.1%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring March 31, 2004 aggregating 31,291 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.19	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.18	23.12
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,398	0.67	23.76
Fort Lee
One Bridge Plaza	1981	200,000	91.9	4,455	0.88	24.24
2115 Linwood Avenue	1981	68,000	65.0	1,397	0.27	31.61
Little Ferry
200 Riser Road	1974	286,628	66.5	2,117	0.42	11.11
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	621	0.12	13.02
135 Chestnut Ridge Road	1981	66,150	100.0	1,560	0.31	23.58
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,715	1.32	25.84
461 From Road	1988	253,554	99.7	6,093	1.20	24.10
650 From Road	1978	348,510	97.8	7,813	1.54	22.92
140 Ridgewood Avenue	1981	239,680	94.6	4,747	0.93	20.94
61 South Paramus Avenue	1985	269,191	99.7	6,748	1.33	25.14
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.27	26.97
365 West Passaic Street	1976	212,578	92.1	4,110	0.81	20.99
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.47	15.72
10 Mountainview Road	1986	192,000	99.1	3,911	0.77	20.55
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	2,152	0.42	24.13
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.23	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.23	20.38
50 Tice Boulevard	1984	235,000	99.9	5,886	1.16	25.07
300 Tice Boulevard	1991	230,000	100.0	6,234	1.23	27.10

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,444	0.28	19.51
228 Strawbridge Drive	1984	74,000	100.0	1,173	0.23	15.85
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	94.2	6,671	1.32	28.62
Roseland
101 Eisenhower Parkway	1980	237,000	89.8	5,016	0.99	23.57
103 Eisenhower Parkway	1985	151,545	93.4	3,375	0.66	23.84
105 Eisenhower Parkway	2001	220,000	83.4	2,144	0.42	11.69
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	5,046	0.99	12.74
Harborside Financial Center Plaza 2	1990	761,200	100.0	19,307	3.80	25.36
Harborside Financial Center Plaza 3	1990	725,600	100.0	18,402	3.62	25.36
Harborside Financial Center Plaza 4-A	2000	207,670	96.3	6,989	1.37	34.95
Harborside Financial Center Plaza 5	2002	977,225	62.6	21,652	4.26	35.39
MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.27	14.45
Princeton
103 Carnegie Center	1984	96,000	86.8	1,978	0.39	23.74
100 Overlook Center	1988	149,600	94.7	4,380	0.86	30.92
5 Vaughn Drive	1987	98,500	100.0	2,135	0.42	21.68
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Plainsboro
500 College Road East	1984	158,235	100.0	3,687	0.73	23.30
South Brunswick
3 Independence Way	1983	111,300	16.7	555	0.11	29.86
Woodbridge
581 Main Street	1991	200,000	100.0	4,914	0.97	24.57
MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,482	0.49	13.79
Wall Township
1305 Campus Parkway	1988	23,350	85.9	403	0.08	20.09
1350 Campus Parkway	1990	79,747	99.9	1,591	0.31	19.97

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.0	4,400	0.87	26.43
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.31	21.25
201 Littleton Road	1979	88,369	88.6	1,691	0.33	21.60
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,530	1.09	14.29
Parsippany
4 Campus Drive	1983	147,475	95.8	3,541	0.70	25.06
6 Campus Drive	1983	148,291	49.0	1,426	0.28	19.62
7 Campus Drive	1982	154,395	100.0	2,037	0.40	13.19
8 Campus Drive	1987	215,265	100.0	5,413	1.06	25.15
9 Campus Drive	1983	156,495	87.5	4,163	0.82	30.40
2 Dryden Way	1990	6,216	100.0	117	0.02	18.82
4 Gatehall Drive	1988	248,480	83.2	5,583	1.10	27.01
2 Hilton Court	1991	181,592	89.8	4,309	0.85	26.42
1633 Littleton Road	1978	57,722	100.0	1,131	0.22	19.59
600 Parsippany Road	1978	96,000	44.8	1,035	0.20	24.07
1 Sylvan Way	1989	150,557	100.0	3,484	0.69	23.14
5 Sylvan Way	1989	151,383	100.0	4,009	0.79	26.48
7 Sylvan Way	1987	145,983	100.0	2,927	0.58	20.05
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	96.1	1,516	0.30	21.03
Totowa
999 Riverview Drive	1988	56,066	94.8	878	0.17	16.52
Wayne
201 Willowbrook Boulevard	1970	178,329	56.2	1,455	0.29	14.52
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	0.0	680	0.13	0.00
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.26	19.92
Bernards
106 Allen Road	2000	132,010	74.8	2,226	0.44	22.54
Bridgewater
721 Route 202/206	1989	192,741	100.0	4,770	0.94	24.75
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	94.6	4,646	0.91	26.90
Cranford
6 Commerce Drive	1973	56,000	100.0	1,203	0.24	21.48
11 Commerce Drive(c)	1981	90,000	100.0	1,183	0.23	13.14
12 Commerce Drive	1967	72,260	88.7	875	0.17	13.65
14 Commerce Drive(e)	1971	67,189	98.0	725	0.27	21.03
20 Commerce Drive	1990	176,600	93.8	4,330	0.85	26.14
25 Commerce Drive	1971	67,749	100.0	1,385	0.27	20.44
65 Jackson Drive	1984	82,778	98.0	1,728	0.34	21.30
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,807	0.36	25.21

Total New Jersey Office		13,367,955	91.1	279,253	55.07	22.98

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	86.6	2,229	0.44	21.68
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	1.09	23.08
111 East Shore Road	1980	55,575	100.0	1,518	0.30	27.31
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	95.9	4,054	0.80	23.49

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	100.0	1,072	0.21	17.87
101 Executive Boulevard	1971	50,000	86.1	816	0.16	18.95
555 Taxter Road	1986	170,554	65.7	3,007	0.59	26.84
565 Taxter Road	1988	170,554	82.8	3,648	0.72	25.83
570 Taxter Road	1972	75,000	94.3	1,659	0.33	23.46
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.08	19.41
2 Skyline Drive	1987	30,000	85.6	443	0.09	17.25
3 Skyline Drive	1981	75,668	100.0	1,617	0.32	21.37
7 Skyline Drive	1987	109,000	96.6	1,970	0.39	18.71
17 Skyline Drive	1989	85,000	100.0	1,360	0.27	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.88	18.00
Tarrytown
200 White Plains Road	1982	89,000	92.9	1,908	0.38	23.08
220 White Plains Road	1984	89,000	96.4	1,947	0.38	22.69
White Plains
1 Barker Avenue	1975	68,000	94.7	1,697	0.33	26.35
3 Barker Avenue	1983	65,300	93.3	1,595	0.31	26.18
50 Main Street	1985	309,000	98.5	8,564	1.68	28.14
11 Martine Avenue	1987	180,000	92.9	4,547	0.89	27.19
1 Water Street	1979	45,700	94.9	946	0.19	21.81
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,816	0.55	25.14
3 Executive Plaza	1987	58,000	100.0	1,388	0.27	23.93

Total New York Office		2,702,152	93.8	59,140	11.65	23.34

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	87.3	1,496	0.29	28.23
1055 Westlakes Drive	1990	118,487	67.5	2,307	0.45	28.85
1205 Westlakes Drive	1988	130,265	92.8	3,116	0.61	25.78
1235 Westlakes Drive	1986	134,902	64.5	2,027	0.40	23.30
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.50	26.85
200 Stevens Drive	1987	208,000	100.0	5,614	1.10	26.99
300 Stevens Drive	1992	68,000	63.1	918	0.18	21.39

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
Media
1400 Providence Road—Center I	1986	100,000	95.9	2,259	0.44	23.56
1400 Providence Road—Center II	1990	160,000	92.1	3,243	0.64	22.01
MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
4 Sentry Parkway(e)	1982	63,930	94.1	760	0.27	22.82
16 Sentry Parkway	1988	93,093	91.2	2,096	0.41	24.69
18 Sentry Parkway	1988	95,010	84.9	2,018	0.40	25.02
King of Prussia
2200 Renaissance Boulevard	1985	174,124	89.5	3,789	0.75	24.31
Lower Providence
1000 Madison Avenue	1990	100,700	31.1	689	0.14	22.00
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.7	3,363	0.66	21.17
Five Sentry Parkway East	1984	91,600	100.0	1,930	0.38	21.07
Five Sentry Parkway West	1984	38,400	100.0	822	0.16	21.41

Total Pennsylvania Office		1,899,955	85.9	38,998	7.78	24.27

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	100.0	3,194	0.63	26.34
Norwalk
40 Richards Avenue	1985	145,487	78.5	3,044	0.60	26.65
Shelton
1000 Bridgeport Avenue	1986	133,000	66.4	1,732	0.34	19.61
Stamford
1266 East Main Street	1984	179,260	97.8	4,735	0.93	27.01

Total Connecticut Office		578,997	86.2	12,705	2.50	25.46

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	98.4	5,347	1.05	32.05
1400 L Street, NW	1987	159,000	100.0	6,255	1.23	39.34

Total District of Columbia Office		328,549	99.2	11,602	2.28	35.61

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	98.2	2,782	0.55	23.22

Total Maryland Office		122,000	98.2	2,782	0.55	23.22

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	78.8	2,265	0.45	15.35

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway(c)	1984	367,018	74.1	4,931	0.97	18.13
Richardson
1122 Alma Road	1977	82,576	0.0	455	0.09	0.00

Total Texas Office		636,906	65.9	7,651	1.51	18.24

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	79.7	1,687	0.33	16.88
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	701	0.14	9.65
5350 South Roslyn Street	1982	63,754	91.0	973	0.19	16.77
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	67.0	91	0.02	3.61
303 South Technology Court-A	1997	34,454	100.0	225	0.04	6.53
303 South Technology Court-B	1997	40,416	100.0	263	0.05	6.51
Louisville
248 Centennial Parkway	1996	39,266	100.0	320	0.06	8.15
1172 Century Drive	1996	49,566	68.3	403	0.08	11.90
285 Century Place	1997	69,145	100.0	1,009	0.20	14.59
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,387	0.27	10.37
8181 East Tufts Avenue	2001	185,254	97.4	3,833	0.75	21.24
DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street(c)	1996	102,877	81.5	1,113	0.22	13.27
Englewood
67 Inverness Drive East	1996	54,280	60.6	291	0.06	8.85
384 Inverness Parkway	1985	51,523	85.0	674	0.13	15.39
400 Inverness Parkway	1997	111,608	93.9	1,908	0.38	18.21
Parker
9777 Mount Pyramid Court	1995	120,281	48.9	604	0.12	10.27
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	93.5	563	0.11	12.71
1975 Research Parkway	1997	115,250	71.8	1,090	0.21	13.17
2375 Telstar Drive	1998	47,369	96.6	564	0.11	12.33
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	95.5	1,118	0.22	18.41

Total Colorado Office		1,565,353	85.9	18,817	3.69	13.99

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	100.0	7,000	1.39	38.16
760 Market Street	1908	267,446	95.4	8,089	1.59	31.70

Total California Office		450,891	97.3	15,089	2.98	34.40

TOTAL OFFICE PROPERTIES		21,652,758	90.0	446,037	88.01	22.95

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.3	403	0.08	7.32
5 Terri Lane	1992	74,555	89.2	490	0.10	7.37
Moorestown
2 Commerce Drive	1986	49,000	100.0	432	0.08	8.82
101 Commerce Drive	1988	64,700	100.0	153	0.03	2.36
102 Commerce Drive	1987	38,400	87.5	185	0.04	5.51
201 Commerce Drive	1986	38,400	100.0	137	0.03	3.57
202 Commerce Drive	1988	51,200	75.0	143	0.03	3.72
1 Executive Drive	1989	20,570	34.3	154	0.03	21.83
2 Executive Drive	1988	60,800	67.9	395	0.08	9.57
101 Executive Drive	1990	29,355	75.2	223	0.04	10.10
102 Executive Drive	1990	64,000	100.0	393	0.08	6.14
225 Executive Drive	1990	50,600	86.2	335	0.07	7.68
97 Foster Road	1982	43,200	100.0	207	0.04	4.79
1507 Lancer Drive	1995	32,700	100.0	155	0.03	4.74
1510 Lancer Drive	1998	88,000	100.0	370	0.07	4.20
1245 North Church Street	1998	52,810	100.0	388	0.08	7.35
1247 North Church Street	1998	52,790	91.0	445	0.09	9.26
1256 North Church Street	1984	63,495	100.0	375	0.07	5.91
840 North Lenola Road	1995	38,300	100.0	295	0.06	7.70
844 North Lenola Road	1995	28,670	100.0	111	0.02	3.87
915 North Lenola Road	1998	52,488	91.8	277	0.05	5.75
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	100.0	218	0.04	5.49
31 Twosome Drive	1998	84,200	100.0	438	0.09	5.20
40 Twosome Drive	1996	40,265	100.0	265	0.05	6.58
41 Twosome Drive	1998	43,050	77.7	277	0.05	8.28
50 Twosome Drive	1997	34,075	100.0	277	0.05	8.13
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	149	0.03	6.90
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	192	0.04	14.46
200 Horizon Drive	1991	45,770	100.0	533	0.10	11.65
300 Horizon Drive	1989	69,780	100.0	1,135	0.22	16.27
500 Horizon Drive	1990	41,205	100.0	599	0.12	14.54

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	0.09	13.31
1340 Campus Parkway	1992	72,502	100.0	865	0.17	11.93
1345 Campus Parkway	1995	76,300	100.0	822	0.16	10.77
1433 Highway 34	1985	69,020	75.7	539	0.11	10.32
1320 Wyckoff Avenue	1986	20,336	100.0	182	0.04	8.95
1324 Wyckoff Avenue	1987	21,168	100.0	223	0.04	10.53
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	497	0.10	12.76
2 Center Court	1998	30,600	85.3	327	0.06	12.53
11 Commerce Way	1989	47,025	100.0	549	0.11	11.67
20 Commerce Way	1992	42,540	100.0	459	0.09	10.79
29 Commerce Way	1990	48,930	79.6	761	0.15	19.54
40 Commerce Way	1987	50,576	100.0	692	0.14	13.68
45 Commerce Way	1992	51,207	100.0	519	0.10	10.14
60 Commerce Way	1988	50,333	100.0	592	0.12	11.76
80 Commerce Way	1996	22,500	88.7	316	0.06	15.83
100 Commerce Way	1996	24,600	100.0	346	0.07	14.07
120 Commerce Way	1994	9,024	100.0	110	0.02	12.19
140 Commerce Way	1994	26,881	99.5	329	0.06	12.30

Total New Jersey Office/Flex		2,277,531	94.1	19,134	3.76	8.93

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	435	0.09	13.68
75 Clearbrook Road	1990	32,720	100.0	816	0.16	24.94
125 Clearbrook Road	2002	33,000	100.0	712	0.14	21.58
150 Clearbrook Road	1975	74,900	75.3	841	0.17	14.91
175 Clearbrook Road	1973	98,900	100.0	1,407	0.28	14.23
200 Clearbrook Road	1974	94,000	99.8	1,223	0.24	13.04
250 Clearbrook Road	1973	155,000	94.5	1,364	0.27	9.31
50 Executive Boulevard	1969	45,200	79.6	367	0.07	10.20
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	99.4	473	0.09	15.35
300 Executive Boulevard	1970	60,000	100.0	571	0.11	9.52
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.20	12.80
400 Executive Boulevard	1970	42,200	100.0	677	0.13	16.04
500 Executive Boulevard	1970	41,600	100.0	686	0.13	16.49
525 Executive Boulevard	1972	61,700	83.6	816	0.16	15.82
1 Westchester Plaza	1967	25,000	100.0	318	0.06	12.72
2 Westchester Plaza	1968	25,000	100.0	489	0.10	19.56
3 Westchester Plaza	1969	93,500	94.6	1,371	0.27	15.50
4 Westchester Plaza	1969	44,700	99.8	664	0.13	14.88
5 Westchester Plaza	1969	20,000	77.0	252	0.05	16.36
6 Westchester Plaza	1968	20,000	100.0	331	0.07	16.55
7 Westchester Plaza	1972	46,200	100.0	749	0.15	16.21
8 Westchester Plaza	1971	67,200	96.7	874	0.17	13.45

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	681	0.13	13.33
4 Skyline Drive	1987	80,600	100.0	1,375	0.27	17.06
5 Skyline Drive	1980	124,022	100.0	1,616	0.32	13.03
6 Skyline Drive	1980	44,155	100.0	718	0.14	16.26
8 Skyline Drive	1985	50,000	98.7	901	0.18	18.26
10 Skyline Drive	1985	20,000	62.3	208	0.04	16.69
11 Skyline Drive	1989	45,000	100.0	796	0.16	17.69
12 Skyline Drive	1999	46,850	100.0	797	0.16	17.01
15 Skyline Drive	1989	55,000	100.0	1,190	0.23	21.64
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,420	0.28	18.54
200 Corporate Boulevard South	1990	84,000	92.5	1,382	0.27	17.79
4 Executive Plaza	1986	80,000	99.0	1,225	0.24	15.47
6 Executive Plaza	1987	80,000	95.8	1,332	0.26	17.38
1 Odell Plaza	1980	106,000	99.9	1,442	0.28	13.62
3 Odell Plaza(e)	1984	71,065	100.0	200	0.06	4.55
5 Odell Plaza	1983	38,400	99.6	636	0.13	16.63
7 Odell Plaza	1984	42,600	76.0	568	0.11	17.54

Total New York Office/Flex		2,348,812	96.2	33,463	6.60	14.87

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,160	0.23	13.18
500 West Avenue	1988	25,000	100.0	447	0.09	17.88
550 West Avenue	1990	54,000	100.0	884	0.17	16.37
600 West Avenue	1999	66,000	100.0	808	0.16	12.24
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,854	0.76	14.12

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	95.4	56,451	11.12	12.10

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	73	0.01	11.06
2 Warehouse Lane	1957	10,900	96.3	140	0.03	13.34
3 Warehouse Lane	1957	77,200	100.0	310	0.06	4.02
4 Warehouse Lane	1957	195,500	100.0	1,966	0.39	10.06
5 Warehouse Lane	1957	75,100	97.1	935	0.18	12.82
6 Warehouse Lane	1982	22,100	100.0	512	0.10	23.17

Total Industrial/Warehouse Properties		387,400	99.3	3,936	0.77	10.23

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
p2 Executive Boulevard	1986	8,000	100.0	59	0.01	7.38

Total Retail Properties		17,300	100.0	254	0.05	14.68

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	—	114	0.02	—
Yonkers
1 Enterprise Boulevard	—	—	—	136	0.03	—

Total Land Leases		—	—	250	0.05	—

TOTAL PROPERTIES		26,956,801	91.1	506,928	100.0	20.69

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2004 aggregating 31,291 square feet (representing 0.05 percent of the Company's total net rentable square footage) for which no new leases were signed.
(b)
Total base rent for the 12 months ended March 31, 2004, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.
(c)
Excludes space leased by the Company.
(d)
Base rent for the 12 months ended March 31, 2004 divided by net rentable square feet leased at March 31, 2004. For those properties acquired during the 12 months ended March 31, 2004, amounts are annualized, as per Note e.
(e)
As this property was acquired by the Company during the 12 months ended March 31, 2004, the amounts represented in 2004 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property's full year results. For comparison purposes, the amounts represented in 2004 average base rent per sq. ft. for this property have been calculated by taking 2004 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2004. These annualized per square foot amounts may not be indicative of the property's results had the Company owned such property for the entirety of the 12 months ended March 31, 2004.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Significant Tenants

        The following table sets forth a schedule of the Company's 50 largest tenants for the Consolidated Properties as of March 31, 2004, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue($)(a)	Percentage of Company Annualized Base Rental Revenue(%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft.(%)	Year of Lease Expiration
AT&T Wireless Services	2	9,856,447	1.9	395,955	1.6	2007	(b)
Credit Suisse First Boston	1	8,382,273	1.7	271,953	1.1	2012	(c)
AT&T Corporation	3	7,938,571	1.6	455,064	1.9	2009	(d)
Keystone Mercy Health Plan	2	7,578,725	1.5	303,149	1.3	2015
Prentice-Hall Inc.	1	6,744,495	1.3	474,801	2.0	2014
IBM Corporation	3	6,291,141	1.3	353,617	1.5	2007	(e)
Toys 'R' Us—NJ, Inc.	1	6,072,651	1.2	242,518	1.0	2012
Nabisco Inc.	3	6,066,357	1.2	340,746	1.4	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.2	249,768	1.0	2012
Forest Laboratories Inc.	2	5,733,035	1.1	166,405	0.7	2017	(g)
TD Waterhouse Investor Services, Inc.	1	5,443,760	1.1	184,222	0.8	2015
Allstate Insurance Company	9	5,436,177	1.0	234,037	0.9	2010	(h)
Bankers Trust Harborside	1	4,950,000	1.0	385,000	1.6	2004
Garban LLC	1	4,862,772	1.0	135,077	0.6	2017
Dean Witter Trust Company	1	4,856,901	1.0	221,019	0.9	2008
CMP Media Inc.	1	4,817,298	1.0	237,274	1.0	2014
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(i)
Winston & Strawn	1	4,603,439	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.9	112,964	0.5	2012
Morgan Stanley Dean Witter, Inc.	5	4,329,709	0.9	163,253	0.7	2010	(j)
Move.Com Operations Inc.	1	4,081,431	0.8	94,917	0.4	2006
Cendant Operations Inc.	1	3,773,775	0.8	150,951	0.6	2008
Citigroup Global Markets, Inc.	6	3,708,957	0.7	142,168	0.6	2014	(k)
Bank of Tokyo-Mitsubishi Ltd	1	3,378,923	0.7	137,076	0.6	2009
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.5	2011
Montefiore Medical Center	4	3,129,071	0.6	144,457	0.6	2019	(l)
Dow Jones & Company Inc.	2	2,970,142	0.6	98,007	0.4	2012	(m)
SSB Realty, LLC	1	2,852,671	0.6	114,519	0.5	2009
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
Regus Business Centre Corp.	3	2,495,730	0.5	107,608	0.4	2011
Deloitte & Touche USA LLP	1	2,336,505	0.5	88,170	0.4	2007
Computer Sciences Corporation	3	2,315,851	0.5	131,850	0.5	2006	(n)
Lonza Inc.	1	2,236,200	0.4	89,448	0.4	2007
Prudential Insurance Company	2	2,231,859	0.4	87,611	0.4	2013	(o)
Xerox Corporation	5	2,123,776	0.4	92,889	0.4	2010	(p)
Merck & Company Inc.	2	2,110,767	0.4	97,396	0.4	2006
Mellon HR Solutions LLC	1	2,098,380	0.4	69,946	0.3	2006
Barr Laboratories Inc.	1	2,030,087	0.4	89,510	0.4	2015
GAB Robins North America Inc.	1	1,913,750	0.4	75,049	0.3	2008
Movado Group Inc.	1	1,902,415	0.4	80,417	0.3	2013
CPG Partners, L.P.	2	1,888,315	0.4	79,783	0.3	2014	(q)
URS Corporation	3	1,850,434	0.4	92,518	0.4	2011	(r)
Savvis, Inc.	1	1,849,076	0.4	71,474	0.3	2010
Nextel of New York Inc.	2	1,842,067	0.4	85,174	0.4	2014	(s)
Bearingpoint Inc.	1	1,831,966	0.4	77,956	0.3	2011
Sankyo Pharma Inc.	1	1,822,528	0.4	56,954	0.2	2012
Chase Manhattan Mortgage Co	1	1,797,040	0.4	68,766	0.3	2006
First Investors Management	1	1,730,914	0.3	75,578	0.3	2006
PR Newswire Association, Inc.	1	1,672,895	0.2	56,262	0.2	2010

Totals		191,270,905	38.1	8,142,572	33.7

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Significant Tenants
(Continued)

(a)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
12,150 square feet expire in 2004; 383,805 square feet expire in 2007.

(c)
190,000 square feet expire in 2011; 81,953 square feet expire in 2012.

(d)
63,278 square feet expire in 2004; 4,786 square feet expire in 2007; 387,000 square feet expire in 2009.

(e)
105,218 square feet expire in 2005; 248,399 square feet expire in 2007.

(f)
300,378 square feet expire in 2005; 40,368 square feet expire in 2006.

(g)
22,785 square feet expire in 2010; 143,620 square feet expire in 2017.

(h)
33,832 square feet expire in 2005; 22,444 square feet expire in 2006; 70,517 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009; 25,497 square feet expire in 2010.

(i)
57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.

(j)
7,500 square feet expire in 2004; 18,539 square feet expire in 2005; 104,651 square feet expire in 2008; 7,000 square feet expire in 2009; 25,563 square feet expire in 2010.

(k)
21,922 square feet expire in 2004; 9,945 square feet expire in 2005; 45,678 square feet expire in 2007; 37,789 square feet expire in 2009; 26,834 square feet expire in 2014.

(l)
5,850 square feet expire in 2004; 19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 71,065 square feet expire in 2019.

(m)
5,695 square feet expire in 2004; 92,312 square feet expire in 2012.

(n)
49,000 square feet expire in 2004; 82,850 square feet expire in 2006.

(o)
75,174 square feet expire in 2012; 12,437 square feet expire in 2013.

(p)
8,475 square feet expire in 2004; 5,000 square feet expire in 2005; 79,414 square feet expire in 2010.

(q)
36,194 square feet expire in 2004; 43,589 square feet expire in 2014.

(r)
1,456 square feet expire in 2005; 20,187 square feet expire in 2008; 70,875 square feet expire in 2011.

(s)
50,174 square feet expire in 2005; 35,000 square feet expire in 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/Market	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases(%)		Annualized Base Rental Revenue Under Expiring Leases($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases($)	Percentage Of Annual Base Rent Under Expiring Leases(%)
2004(c) NORTHEAST
Northern NJ	47	352,970	1.5		7,806,506	22.12	1.5
Central NJ	25	167,944	0.7		3,628,597	21.61	0.7
Westchester Co., NY	53	185,812	0.8		3,607,528	19.41	0.7
Sub. Philadelphia	31	199,589	0.8		2,783,941	13.95	0.6
Fairfield, CT	9	66,634	0.3		1,822,992	27.36	0.4
Washington, DC/MD	5	27,214	0.1		881,190	32.38	0.2
Dutchess/Nassau/Rockland Co., NY	4	11,977	0.1		241,231	20.14	0.1
SOUTHWEST/WEST
Texas	6	27,971	0.1		652,791	23.34	0.1
Colorado	14	57,254	0.2		1,085,352	18.96	0.2
San Francisco	83	152,450	0.6		3,801,713	24.94	0.7

TOTAL—2004	277	1,249,815	5.2		26,311,841	21.05	5.2
2005 NORTHEAST
Northern NJ	83	1,064,814	4.3		20,920,545	19.65	4.2
Central NJ	53	345,584	1.4		7,312,188	21.16	1.4
Westchester Co., NY	125	606,279	2.5		11,745,116	19.37	2.3
Sub. Philadelphia	62	554,950	2.3		7,824,091	14.10	1.6
Fairfield, CT	13	63,795	0.3		1,614,433	25.31	0.3
Washington, DC/MD	9	189,445	0.8		6,985,548	36.87	1.4
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.2		851,148	22.12	0.2
SOUTHWEST/WEST
Texas	10	62,829	0.3		1,021,668	16.26	0.2
Colorado	15	65,987	0.3		1,100,556	16.68	0.2
San Francisco	68	22,867	0.1		727,741	31.82	0.2

TOTAL—2005	450	3,015,020	12.5		60,103,034	19.93	12.0
2006 NORTHEAST
Northern NJ	100	1,009,777	4.2		20,923,999	20.72	4.2
Central NJ	44	370,375	1.5		8,131,356	21.95	1.6
Westchester Co., NY	89	454,463	1.9		9,667,575	21.27	1.9
Sub. Philadelphia	57	568,055	2.4		10,011,920	17.62	2.0
Fairfield, CT	21	77,151	0.3		1,794,770	23.26	0.4
Washington, DC/MD	1	1,797	(d	)	38,775	21.58	(d	)
Dutchess/Nassau/Rockland Co., NY	8	26,725	0.1		732,562	27.41	0.1
SOUTHWEST/WEST
Texas	10	19,740	0.1		425,060	21.53	0.1
Colorado	23	127,579	0.5		1,766,019	13.84	0.4
San Francisco	26	131,300	0.5		5,238,529	39.90	1.0

TOTAL—2006	379	2,786,962	11.5		58,730,565	21.07	11.7

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases(%)	Annualized Base Rental Revenue Under Expiring Leases($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases($)	Percentage Of Annual Base Rent Under Expiring Leases(%)
2007	322	2,530,710	10.5	54,575,703	21.57	10.9
2008	325	3,071,698	12.7	58,273,052	18.97	11.6
2009	246	2,341,731	9.7	46,422,790	19.82	9.3
2010	142	1,673,322	6.9	32,789,185	19.60	6.5
2011	102	1,695,574	7.0	40,472,424	23.87	8.1
2012	71	1,643,368	6.8	37,520,697	22.83	7.5
2013	58	1,094,915	4.5	21,494,852	19.63	4.3
2014	29	836,463	3.5	16,772,206	20.05	3.3
2015 and thereafter	41	2,225,965	9.2	48,353,845	21.72	9.6

Totals/Weighted Average	2,442	24,165,543	100.0	501,820,194	20.77	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring March 31, 2004 aggregating 31,291 square feet and representing annualized rent of $826,812 for which no new leases were signed.

(d)
Represents less than 0.05 percent.

(e)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	24,165,543
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	404,329
Square footage unleased	2,386,929

Total net rentable square footage (does not include land leases)	26,956,801

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Schedule of Lease Expirations

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
NORTHEAST
Northern NJ	42	312,034	1.5		7,366,297	23.61	1.7
Central NJ	21	123,793	0.7		3,152,512	25.47	0.7
Westchester Co., NY	33	94,600	0.5		2,294,686	24.26	0.5
Sub. Philadelphia	20	76,574	0.4		1,869,417	24.41	0.4
Fairfield, CT	9	66,634	0.4		1,822,992	27.36	0.4
Washington, DC/MD	5	27,214	0.1		881,190	32.38	0.2
Dutchess/Nassau/Rockland Co., NY	4	11,977	0.1		241,231	20.14	(d	)
SOUTHWEST/WEST
Texas	6	27,971	0.2		652,791	23.34	0.2
Colorado	14	57,254	0.3		1,085,352	18.96	0.3
San Francisco	83	152,450	0.8		3,801,713	24.94	0.9

TOTAL—2004	237	950,501	5.0		23,168,181	24.37	5.3
2005
NORTHEAST
Northern NJ	72	997,702	5.3		20,084,707	20.13	4.5
Central NJ	45	264,532	1.4		6,287,283	23.77	1.4
Westchester Co., NY	62	255,324	1.3		6,336,833	24.82	1.4
Sub. Philadelphia	32	246,540	1.3		5,617,249	22.78	1.3
Fairfield, CT	13	63,795	0.3		1,614,433	25.31	0.4
Washington, DC/MD	9	189,445	1.0		6,985,548	36.87	1.6
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.2		851,148	22.12	0.2
SOUTHWEST/WEST
Texas	10	62,829	0.3		1,021,668	16.26	0.2
Colorado	15	65,987	0.4		1,100,556	16.68	0.3
San Francisco	68	22,867	0.1		727,741	31.82	0.2

TOTAL—2005	338	2,207,491	11.6		50,627,166	22.93	11.5
2006
NORTHEAST
Northern NJ	94	950,607	5.0		20,147,172	21.19	4.6
Central NJ	37	296,959	1.6		7,161,081	24.11	1.6
Westchester Co., NY	59	268,336	1.4		6,186,798	23.06	1.4
Sub. Philadelphia	43	358,270	1.9		8,493,314	23.71	1.9
Fairfield, CT	18	65,451	0.3		1,574,870	24.06	0.4
Washington, DC/MD	1	1,797	(d	)	38,775	21.58	(d	)
Dutchess/Nassau/Rockland Co., NY	8	26,725	0.1		732,562	27.41	0.2
SOUTHWEST/WEST
Texas	10	19,740	0.1		425,060	21.53	0.1
Colorado	23	127,579	0.7		1,766,019	13.84	0.4
San Francisco	26	131,300	0.7		5,238,529	39.90	1.2

TOTAL—2006	319	2,246,764	11.8		51,764,180	23.04	11.8

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	256	1,894,026	9.9	46,252,722	24.42	10.5
2008	258	2,298,776	12.0	50,684,535	22.05	11.5
2009	198	1,894,450	9.9	40,919,616	21.60	9.3
2010	109	1,142,863	6.0	25,356,981	22.19	5.8
2011	85	1,463,683	7.7	37,232,704	25.44	8.5
2012	52	1,431,652	7.5	34,455,958	24.07	7.8
2013	45	962,655	5.0	19,766,784	20.53	4.5
2014	26	775,929	4.1	15,860,264	20.44	3.6
2015 and thereafter	26	1,830,405	9.5	43,220,222	23.61	9.9

Totals/Weighted Average	1,949	19,099,195	100.0	439,309,313	23.00	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring March 31, 2004 aggregating 31,291 square feet and representing annualized rent of $826,812 for which no new leases were signed.

(d)
Represents less than 0.05 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004
Northern NJ	5	40,936	0.9	440,210	10.75	0.7
Central NJ	4	44,151	1.0	476,085	10.78	0.8
Westchester Co., NY	18	80,074	1.7	1,192,841	14.90	2.1
Sub. Philadelphia	11	123,015	2.6	914,524	7.43	1.6
Fairfield, CT	—	—	—	—	—	—

TOTAL—2004	38	288,176	6.2	3,023,660	10.49	5.2
2005
Northern NJ	11	67,112	1.4	835,839	12.45	1.4
Central NJ	8	81,052	1.7	1,024,905	12.65	1.8
Westchester Co., NY	61	329,027	7.1	5,183,901	15.76	8.9
Sub. Philadelphia	30	308,410	6.6	2,206,841	7.16	3.8
Fairfield, CT	—	—	—	—	—	—

TOTAL—2005	110	785,601	16.8	9,251,486	11.78	15.9
2006
Northern NJ	6	59,170	1.3	776,826	13.13	1.3
Central NJ	7	73,416	1.6	970,275	13.22	1.7
Westchester Co., NY	30	186,127	4.0	3,480,777	18.70	5.9
Sub. Philadelphia	14	209,785	4.5	1,518,607	7.24	2.6
Fairfield, CT	3	11,700	0.2	219,900	18.79	0.4

TOTAL — 2006	60	540,198	11.6	6,966,385	12.90	11.9
2007	63	628,984	13.5	8,203,631	13.04	14.1
2008	64	681,553	14.6	7,118,613	10.44	12.2
2009	44	398,086	8.5	4,617,534	11.60	7.9
2010	32	502,459	10.8	7,152,204	14.23	12.3
2011	16	224,291	4.8	3,148,519	14.04	5.4
2012	19	211,716	4.5	3,064,738	14.48	5.3
2013	6	77,024	1.7	1,074,845	13.95	1.9
2014	3	60,534	1.3	911,942	15.06	1.6
2015 and thereafter	13	265,278	5.7	3,644,664	13.74	6.3

Totals/Weighted Average	468	4,663,900	100.0	58,178,221	12.47	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2004, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	2	11,138	2.9	120,000	10.77	3.1
2005	2	21,928	5.7	224,381	10.23	5.7
2007	3	7,700	2.0	119,350	15.50	3.0
2008	3	91,369	23.7	469,904	5.14	12.0
2009	3	39,895	10.4	690,640	17.31	17.6
2010	1	28,000	7.3	280,000	10.00	7.1
2011	1	7,600	2.0	91,200	12.00	2.3
2013	7	55,236	14.3	653,223	11.83	16.6
2015 and thereafter	1	122,282	31.7	1,283,962	10.50	32.6

Totals/Weighted Average	23	385,148	100.0	3,932,660	10.21	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2004, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	1	9,300	53.8	195,000	20.97	48.8
2015 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual March 2004 billings times 12. For leases whose rent commences after April 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2004

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INDEX
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS
I. COMPANY BACKGROUND
About the Company
History
Strategy
Summary (as of March 31, 2004)
Board of Directors
Executive Officers
Equity Research Coverage
Company Contact Information
Quarterly Summary
Acquisitions
Financing Activity
Leasing Information
Information About FFO
Key Financial Data
Same Store Results and Analysis (dollars in thousands)
Unconsolidated Joint Ventures Summary Breakdown of Unconsolidated Joint Ventures
Unconsolidated Joint Venture Financial Information
Select Financial Ratios
Debt Analysis (as of March 31, 2004) Debt Breakdown (dollars in thousands)
Future Repayments (dollars in thousands)
Debt Maturities (dollars in thousands)
Debt Detail (dollars in thousands)
III. FINANCIAL INFORMATION Mack-Cali Realty Corporation and Subsidiaries Consolidated Statements of Operations (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Balance Sheets (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statement of Changes in Stockholders' Equity For the three months ended March 31, 2004 (in thousands) (unaudited)
Statements of Funds from Operations (in thousands, except per share/unit amounts) (unaudited)
Statements of Funds from Operations Per Diluted Share (amounts are per diluted share, except share count in thousands) (unaudited)
Reconciliation of Basic-to-Diluted Shares/Units (in thousands)
V. PORTFOLIO/ LEASING STATISTICS Leasing Statistics (For the three months ended March 31, 2004) Consolidated In-Service Portfolio
Leasing Statistics (For the three months ended March 31, 2004) Consolidated In-Service Portfolio (continued) DETAIL OF TRANSACTION ACTIVITY
Leasing Statistics (For the three months ended March 31, 2004) Unconsolidated Joint Venture Properties SUMMARY OF SPACE LEASED
RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
DETAIL OF TRANSACTION ACTIVITY
Market Diversification
Industry Diversification
Consolidated Portfolio Analysis(a) (as of March 31, 2004) Breakdown by Number of Properties PROPERTY TYPE
Consolidated Portfolio Analysis(a) (as of March 31, 2004) Breakdown by Square Footage PROPERTY TYPE
Consolidated Portfolio Analysis(a) (Year ended March 31, 2004) Breakdown by Base Rental Revenue(b) (Dollars in thousands) PROPERTY TYPE
Consolidated Portfolio Analysis(a)(b) (as of March 31, 2004) Breakdown by Percentage Leased PROPERTY TYPE
Property Listing Office Properties
Property Listing Office/Flex Properties
Property Listing Industrial/Warehouse, Retail and Land Properties
Significant Tenants
Significant Tenants ( Continued )
Schedule of Lease Expirations All Consolidated Properties
Schedule of Lease Expirations All Consolidated Properties (continued)
Schedule of Lease Expirations Office Properties
Schedule of Lease Expirations Office Properties (continued)
Schedule of Lease Expirations Office/Flex Properties
Schedule of Lease Expirations Industrial/Warehouse Properties
Stand-Alone Retail Properties